UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

WINSCON ELECTRONICS CO. LTD.

 (Exact name of small business issuer as specified in its charter)

Delaware                        333-127170                   98-0476582

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

3950 Worthview Place

Mississauga, Ontario, CANADA L5N 6S7

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition

On January 20, 2010, Winscon Electronics Co. Ltd. received the transfer of an additional 31% share interest in Winscon Electronics Co. Ltd. from shareholders, representing a 51% share interest in the common stock of Winscon Electronics Co. Ltd. The transfer of the 31% share interest completes the Agreement for the Exchange of Common Stock, dated August 19, 2009, between Nitar Tech Corp. (now Winscon Electronics Co. Ltd.) and Liconix Industries Inc., as detailed and reported in the Form 8-K filed by Nitar Tech Corp. dated August 21, 2009, to which a copy of the Agreement for the Exchange of Common Stock is attached as Exhibit 10.1.

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2010

Winscon Electronics Co. Ltd.

                                                                                /S/    Luiz A. Brasil

                                                                               ________________________________

Luiz A. Brasil, President

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